UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☒ Filed by the Registrant                                    ☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gulfport Energy Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with written preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

14313 North May Avenue, Suite 100

Oklahoma City, Oklahoma 73134

May 6, 2015

To the Company’s Stockholders:

On April 30, 2015, Gulfport Energy Corporation, a Delaware corporation (the “Company”), filed its definitive proxy statement regarding the 2015 Annual Meeting of the Company’s Stockholders (the “Proxy Statement”). The Proxy Statement provided that the Company’s stockholders can vote in person or by proxy at the 2015 Annual Meeting, and if voting by proxy, the Company’s stockholders were asked to complete and return the enclosed proxy card by mail. The Company has since determined to permit the Company’s stockholders to vote by telephone and via Internet at the 2015 Annual Meeting of the Company’s Stockholders, in addition to voting by mail as initially contemplated by the Proxy Statement.

To vote by telephone or via Internet, please follow the instructions provided in the proxy card that is enclosed with these materials.

The information included in this letter supplements the Proxy Statement.

You will find information regarding the matters to be voted on at the 2015 Annual Meeting in the Proxy Statement. The Company’s 2014 Annual Report to Stockholders is either enclosed with these materials or has previously been mailed to you. The proxy materials, including the Proxy Statement, this supplement and the Company’s 2014 Annual Report to Stockholders are also available on our website at www.gulfportenergy.com/proxy.

It is important that your shares be represented at the 2015 Annual Meeting of the Company’s Stockholders. Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card in the accompanying envelope or vote by telephone or via Internet in accordance with the instructions provided in the enclosed proxy card. Please note that submitting a proxy by mail, telephone or Internet will not prevent you from attending the meeting and voting in person.

Sincerely,

Michael G. Moore

Chief Executive Officer and President

Gulfport ENERGY

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 18, 2015.

Vote by Internet

- Go to **www.investorvote.com/GPOR**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Michael G. Moore	☐	☐	☐	02 - Donald L. Dillingham	☐	☐	☐	03 - Craig Groeschel	☐	☐	☐
04 - David L. Houston	☐	☐	☐	05 - Ben T. Morris	☐	☐	☐	06 - Scott E. Streller	☐	☐	☐

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	For	Against	Abstain		For	Against	Abstain
2. Proposal to Approve, on an Advisory Basis, the Company's Executive Compensation	☐	☐	☐	3. Proposal to Ratify the Appointment of Our Independent Auditors, Grant Thornton LLP, for fiscal year 2015	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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023FCB

Proxy – Gulfport Energy Corporation
You are cordially invited to attend the Annual Meeting of Stockholders To be held on June 18, 2015, at 10:00 a.m. Oklahoma City time, at 14313 North May Avenue, Suite 100, Oklahoma City, Oklahoma 73134.
qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
PROXY — GULFPORT ENERGY CORPORATION
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF Gulfport Energy Corporation This Proxy Is Solicited On Behalf Of The Board Of Directors
The undersigned hereby appoints Michael G. Moore and J. Ross Kirtley (together, the “Proxies”), and each of them, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Gulfport Energy Corporation (the “Company”) to be held on June 18, 2015 at 10:00 a.m. Oklahoma City time and at any adjournments and postponements thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.
The undersigned acknowledges receipt of the 2015 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting.
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR EACH OF THE PROPOSALS 2 AND 3 IN ACCORDANCE WITH THE BOARD OF DIRECTOR’S RECOMMENDATION.
IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. THANK YOU FOR VOTING.
(Continued and to be marked, dated and signed on reverse side.)